Discontinued operations	12 Months Ended
Dec. 31, 2018
Disclosure of discontinued operations [abstract]
Discontinued operations

29 Discontinued operations

In 2016, ING Group sold its remaining 25.75%-share in NN Group in two transactions resulting in a net profit of EUR 448 million which is recognised in the statement of profit or loss in the line Net result from disposal of discontinued operations. Also included in this line, are deferred losses related to former insurance activities.